Exhibit 99.2

POWERFLEET®
People Powered AIoT

# Q2FY27 Earnings

November 2026



# Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

# Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

POWERFLEET

# Business Update

# Q2 - Executed to Plan

Solid Q2 results, execution to plan, and momentum.

| Total Revenue | Services Revenue | Services Mix | Adjusted EBITDA |
| --- | --- | --- | --- |
| **$116M** | **$95M** | **~82%** | **$25M** |
| 4%+ sequential growth as predicted | Up 7% year over year | Up 2 percentage points year over year | 16% sequential increase |

## 1 New Device Financing Facility Agreed

- Primarily supports SA National Treasury contract.
- Supports hardware-as-a-service model.



## 2 Manufacturing Resumes Full Production

- Specific component on single product line resolved.
- Further rebound expected in Q3.



## 3 On Track for Q4 Exit Run Rate

- FY2027 guidance reaffirmed.
- Targeting $495M annualized revenue and $27M EBITDA exit run rate.
- Momentum across key growth engines.



POWERFLEET

# Three Amplifying Growth Engines

## On-Site

AI-powered safety, compliance, and productivity solutions for industrial operations.



## AI Video

Turning real-world video into actionable intelligence for safer, smarter, more efficient operations.



## IoT & Connected Services

Connected vehicles and mobility solutions. Safer drivers, greater efficiency, a more sustainable tomorrow.



**75%**

OF OUR PIPELINE

POWERFLEET

# Ahead of Schedule on South Africa Government Contract


POLICE
POLICE

| Q1 Reported | Previous Target | Current Status |
|---|---|---|
| **72K** mandates | **80–90K** mandates by end of Q4 | **94K** mandates signed today |

**Exceeds our previous target of 80–90K by the end of Q4.**

POWERFLEET

# Financial
# Update

POWERFLEET

# Q2 Financial Results

## Total Revenue


$111.7M
$115.7M
Q2FY26
Q2FY27

## Adjusted EBITDA


$24.8M
$24.9M
Q2FY26
Q2FY27

## Service Revenue


$89.3M
$95.2M
Q2FY26
Q2FY27

## Service Revenue Mix


80%
82%
Q2FY26
Q2FY27

POWERFLEET

# FY2027 Guidance Affirmed

On track for Q4 exit objectives.

## FY2027 FULL-YEAR GUIDANCE

REAFFIRMED

**$468M–$473M**
Revenue

**$111M–$114M**
Adjusted EBITDA

## Q4 FY2027 EXIT TARGETS

**$495M**
Annualized revenue run rate

**27%**
Adjusted EBITDA margin

Q4 exit run rate is annualized and is not the full-year FY2027 revenue forecast.

POWERFLEET

# Amplifying Growth Engines

POWERFLEET

# On-Site: A High-Quality Growth Engine

**+23%** TTM Growth Total Industrial NA

**+23%** TTM Growth Recurring Revenue NA

**+42%** TTM Growth One-Off Services NA

## KEY GROWTH DRIVERS

### 1 Fortune 500 Enterprises Buying at Scale



**73** Fortune 500 / Global 500 companies

**263** sites

- 73 Fortune 500 / Global 500 customers adopted Powerfleet.
- Deployed across 263 sites.
- Multinational customers buying at scale.

### 2 AI Video Safety Driving High Value Deals



**30%** of sales value from AI safety

**10x** lerger tcket than a conventicnal order

- AI safety drove 30% of sales value.
- Average ticket was 10x a conventional order.
- 91% of AI video revenue came from Fortune 500 accounts.

### 3 Platform Expands Across 10 New Asset Types



**10** new enviroments

- Expanded beyond the warehouse into 10 asset classes.
- Use cases now include cranes, ports, mining, airports and transit depots.
- Broader environments are opening new growth opportunities.

POWERFLEET

# Fortune 500 Standardizing With Powerfleet On-Site

## 1 Global Manufacturer — SAFETY

- **$12.5M+** TCV from last 12 months
- **84** Orders in last 12 months
- **36** Sites across U.S., UK and Mexico



- AI video improves site safety.
- Automates inspections and operator access.
- Rapid rollout across global sites.

## 2 Global Beverage Company — COMPLIANCE

- **$11M+** TCV in last 12 months
- **16** Orders in last 12 months
- **8** New sites in last 12 months



- Digitizes safety and compliance.
- Automates operator access and maintenance.
- Expands to new sites and fleets.

## 3 Global Automaker — MAINTENANCE

- **$2M** Orders in last 12 months
- **142** Orders in last 12 months
- **33** Plants across 5 countries



- Standardizes operations across manufacturing.
- Supports assembly, engine, transmission and battery plants.
- Global footprint across U.S., Canada, Mexico, the UK and Argentina.

POWERFLEET

# Channel and Enterprise-Led AI Video Growth

Recurring revenue, pipeline build, and subscriber growth continue to scale.

**+32%**
Bookings ARR
TTM Growth

**+36%**
TTM Growth
Pipeline Build

**+30%**
TTM Growth
North America
Video Subscribers

## KEY GROWTH DRIVERS

### 1 Channel & Enterprise-Led AI Video Growth

**+35%**
growth YoY
H1 FY27 vs. H1 FY26

Channel momentum is accelerating across multiple verticals, including public sector fleets.

### 2 Multi-Product Expansion in Enterprise Customers

**50%**
of total year-over-year growth
from existing customers

Expansion driven by 360 cameras, AI SafeGuard risk agent and full-stack camera solutions.

### 3 The World's Largest Companies Are Standardizing on Our AI Video

**209**
deals
from Fortune 500 and Global 500 customers in the TTM

**3.6x**
larger orders
on average vs. the rest of the base in the TTM

Larger global customers are driving bigger, higher-value orders.

# Scaling AI Video in the World's Biggest Companies

## 1 Global Top-50 Integrated Energy Major

Energy & Resources



- c.$1M TCV
- 73 orders
- ~20 locations

- AI video adopted as a group standard.
- Orders placed across a broad operating footprint.
- Order pace accelerated after the first deployment.

## 2 Global 500 Contract Food & Support-Services Leader

Food & Facilities Services



- c.$1M TCV
- National coverage
- Premium safety stack

- Full premium safety stack deployed.
- Expanded into fatigue alerts and driver work diary.
- Cross-sold into an existing customer relationship.

## 3 Fortune 500 Vehicle-Rental Company

Fleet Services



- c.$1M TCV
- Fleet rental
- Multiple branches

- AI video and in-cab fatigue alerts required for site access.
- Hybrid supply-and-install model keeps rollout costs low.
- Haptic fatigue alerts increased value per vehicle.

# High-Quality Channel Growth

Strong partner momentum, expanding pipeline, and key customer wins.

## 1 High Quality Channel Growth

**VisionAI pipeline**

**+92% YoY**

Significant year-over-year increase in VisionAI pipeline, driven by strong partner activity and customer demand.



## 2 Seller Activity is Up

**3,918 opportunities in Q2 FY27**

Q2 FY27 produced 3,918 opportunities, the most in the last 8 quarters.



## 3 Key North America Channel

**+24% QoQ**

Enterprise, Alliance and Retail won ARR up 24% QoQ, with continued momentum across key solutions.



## 4 Key Canada Channel

**+25% Pipeline ARR QoQ**

Created pipeline ARR is up 25% QoQ.

**+19% Won deals QoQ**

Won deals are up 19% QoQ.



## 5 Key North America Channel

**Launch of data-driven image solution**

**Onsite by end of Q4 FY27**

Customer deployments expected by end of Q4 FY27.



## 6 Australia Channel

**2x Pipeline value YoY**

Pipeline value has doubled YoY, with a focus on enterprise-sized deals.



POWERFLEET

# Amplified IoT Growth

**23%**
**TTM Total Revenue Growth**
Strong topline momentum driven by expanding IoT adoption.

**24%**
**Recurring Revenue Growth**
Growing base of high-quality, recurring IoT revenue.

**49%**
**Once-off Services Growth**
Higher project activity and new customer deployments.

## Key Growth Drivers

Real-world use cases driving measurable value and expanding our addressable market.



**Fleet Diagnostics & Predictive Maintenance**
Turning fleet data into higher uptime and lower costs.



**Invisible Digital Protection**
Rethinking vehicle theft prevention with built-in, invisible security.



**Connected Digital Tachograph**
Turning regulatory change into a scalable growth engine.



**Customer Retention & Churn**
Turning insurance-driven services into a customer loyalty advantage.



**New Solutions & Markets**
Expanding into adjacent use cases and new verticals with significant growth potential.


POWERFLEET
New Innovations
Launching Today

POWERFLEET®

NEW INNOVATION LAUNCHING TODAY

# Introducing Unity Foresight

AI-powered operational intelligence that sees every asset, understands what's happening, predicts what's next, and recommends the best action — across all asset types and across your entire operation.


Asset Health Risk
Forklift hydraulic failure likely in 6 days
Pallet Demand
+32%
Congestion Risk
Dock 4
82%
Unity Foresight Drives a Recurring Revenue Multiplier
Increase ARPU
New Customers
Expand Recurring Revenue

## Insights

Understand what is happening across your entire operation.

- Real-time visibility across all assets
- Hotspcts by site, zone and asset type
- Asset risk signals and trends
- Enterprise dashboards and benchmarking

## Predictions

See what is likely to happen next.

- Forecasted incidents by asset, site and shift
- Asset risk scoring and trend analysis
- Emerging risk patterns (e.g. congestion, repeat events)
- What-if scenario modeling

## Prescriptions

Know what action to take next.

- Recommended interventions across all asset types
- Targeted coaching and training priorities
- Policy and rule updates to reduce risk
- Maintenance and operational adjustments
- Clear, actionable guidance for your team

POWERFLEET

NEW INNOVATION LAUNCHING TODAY

# Unity Asset Intelligence

Expanding beyond vehicles to pallets, containers, trailers, equipment, people and port assets — across your entire operation.

## NOW
ALL ASSET TYPES ACROSS THE ENTIRE PARC

**+100M**
ADDITIONAL ASSETS
Across facilities, yards, ports, distribution networks and enterprise operations.

**$30BN+**
ADDITIONAL ADDRESSABLE OPPORTUNITY
By extending from vehicles to all asset types across the entire parc.

**Pallet & Container Assets**
Pallets, totes, IBCs, bins, containers and returnable assets.

**Trailer & Equipment Assets**
Trailers, generators, reefers, dollies and intermodal equipment.

**People Assets**
Drivers, operators and site personnel (with ID tags).

**Industrial & Mobile Assets**
Excavators, loaders, cranes, compressors and site equipment.

**Port & Terminal Assets**
Ship-to-shore cranes, RTGs, straddle carriers and terminal equipment.



Unity
Unity
Overview
Assets
Locations
Utilization
Alerts
Compliance
Reports
Pallet #PL-1047
In Use
Warehouse A Zone B
2h 14m In transit
Last seen 2 mins ago

POWERFLEET

# Thank You
# Q&A

## GAAP to Non-GAAP Reconciliations

### POWERFLEET, INC. AND SUBSIDIARIES
### RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA
(In thousands, except for %'s)

| | Three Months Ended September 30, | | Six Months Ended September 30, | |
|---|---|---|---|---|
| | 2026 | 2025 | 2026 | 2025 |
| Net loss attributable to common stockholders | $ (6,850) | $ (4,288) | $ (15,290) | $ (14,522) |
| Non-controlling interest | 39 | — | 222 | — |
| Interest expense, net | 5,951 | 6,715 | 12,700 | 13,305 |
| Other expense (income), net | 255 | (52) | 281 | (29) |
| Income tax expense | 402 | 1,271 | 1,775 | 1,633 |
| Depreciation and amortization | 17,289 | 15,793 | 33,496 | 31,824 |
| Stock-based compensation | 2,000 | 2,594 | 5,107 | 4,447 |
| Foreign currency losses | 66 | 1,562 | 1,402 | 2,723 |
| Restructuring-related and one-time benefits expenses | 3,603 | 1,137 | 4,641 | 3,579 |
| Derivative mark-to-market adjustment | 1,193 | (890) | 274 | (786) |
| Acquisition-related expenses | 60 | 57 | 288 | 1,187 |
| Integration-related expenses | 602 | 878 | 1,242 | 1,553 |
| Litigation-related expenses | 304 | — | 304 | — |
| Adjusted EBITDA | $ 24,914 | $ 24,777 | $ 46,442 | $ 44,914 |
| Net loss margin | (5.9)% | (3.8)% | (6.7)% | (6.7)% |
| Adjusted EBITDA margin | 21.5 % | 22.2 % | 20.5 % | 20.8 % |

**POWERFLEET, INC. AND SUBSIDIARIES**

**RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME**

**(In thousands, except per share data)**

| | Three Months Ended September 30, | | Six Months Ended September 30, | |
|---|---|---|---|---|
| | **2026** | 2025 | **2026** | 2025 |
| Net loss attributable to common stockholders | **$ (6,850)** | $ (4,288) | **$ (15,290)** | $ (14,522) |
| Incremental intangible assets amortization expense as a result of business combinations | **7,297** | 5,807 | **13,428** | 11,637 |
| Foreign currency losses | **66** | 1,562 | **1,402** | 2,723 |
| Restructuring-related and one-time benefits expenses | **3,603** | 1,137 | **4,641** | 3,579 |
| Derivative mark-to-market adjustment | **1,193** | (890) | **274** | (786) |
| Acquisition-related expenses | **60** | 57 | **288** | 1,187 |
| Integration-related expenses | **602** | 878 | **1,242** | 1,553 |
| Litigation-related expenses | **304** | — | **304** | — |
| Inventory rationalization and other | **—** | — | **—** | 415 |
| Income tax effect of adjustments | **(1,512)** | (2,203) | **(3,216)** | (2,765) |
| Adjusted net income | **$ 4,763** | $ 2,060 | **$ 3,073** | $ 3,021 |
| | | | | |
| Weighted average shares outstanding | **134,444** | 133,676 | **134,307** | 133,510 |
| | | | | |
| Net loss per share - basic | **$ (0.05)** | $ (0.03) | **$ (0.11)** | $ (0.11) |
| Adjusted net income per share - basic | **$ 0.04** | $ 0.02 | **$ 0.02** | $ 0.02 |

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT MARGINS TO ADJUSTED EBITDA GROSS PROFIT MARGINS

(In thousands, except for %'s)

| | Three Months Ended September 30, | | Six Months Ended September 30, | |
|---|---|---|---|---|
| | 2026 | 2025 | 2026 | 2025 |
| **Products:** | | | | |
| Product revenues | $ 20,526 | $ 22,370 | $ 37,006 | $ 40,027 |
| Cost of products | 14,711 | 15,318 | 27,681 | 28,546 |
| Products gross profit | $ 5,815 | $ 7,052 | $ 9,325 | $ 11,481 |
| Adjusted EBITDA products gross profit | $ 5,815 | $ 7,052 | $ 9,325 | $ 11,481 |
| **Products gross profit margin** | 28.3 % | 31.5 % | 25.2 % | 28.7 % |
| **Adjusted EBITDA products gross profit margin** | 28.3 % | 31.5 % | 25.2 % | 28.7 % |
| **Services:** | | | | |
| Services revenues | 95,197 | 89,309 | $ 189,510 | $ 175,773 |
| Cost of services | 39,186 | 33,772 | 75,848 | 68,184 |
| Services gross profit | $ 56,011 | $ 55,537 | $ 113,662 | $ 107,589 |
| Depreciation and amortization | $ 15,337 | $ 13,562 | $ 29,262 | $ 26,803 |
| Adjusted EBITDA services gross profit | $ 71,348 | $ 69,099 | $ 142,924 | $ 134,392 |
| **Services gross profit margin** | 58.8 % | 62.2 % | 60.0 % | 61.2 % |
| **Adjusted EBITDA services gross profit margin** | 74.9 % | 77.4 % | 75.4 % | 76.5 % |
| **Total:** | | | | |
| Total revenues | $ 115,723 | $ 111,679 | $ 226,516 | $ 215,800 |
| Total cost of revenues | 53,897 | 49,090 | 103,529 | 96,730 |
| Total gross profit | $ 61,826 | $ 62,589 | $ 122,987 | $ 119,070 |
| Depreciation and amortization | $ 15,337 | $ 13,562 | $ 29,262 | $ 26,803 |
| Adjusted EBITDA gross profit | $ 77,163 | $ 76,151 | $ 152,249 | $ 145,873 |
| **Gross profit margin** | 53.4 % | 56.0 % | 54.3 % | 55.2 % |
| **Adjusted EBITDA gross profit margin** | 66.7 % | 68.2 % | 67.2 % | 67.6 % |

**POWERFLEET, INC. AND SUBSIDIARIES**
**RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO NON-GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSES**
**(In thousands, except for %'s)**

| | Three Months Ended September 30, | | Six Months Ended September 30, | |
|---|---|---|---|---|
| | **2026** | **2025** | **2026** | **2025** |
| **Total revenues** | **$ 115,723** | $ 111,679 | **$ 226,516** | $ 215,800 |
| | | | | |
| **Selling, general and administrative expenses** | | | | |
| Selling, general and administrative expenses | **55,705** | 54,151 | **112,236** | 107,814 |
| Restructuring-related and one-time benefits expenses | **(3,603)** | (1,137) | **(4,641)** | (3,579) |
| Acquisition-related expenses | **(60)** | (57) | **(288)** | (1,187) |
| Integration-related expenses | **(602)** | (878) | **(1,242)** | (1,553) |
| Litigation-related expenses | **(304)** | — | **(304)** | — |
| Depreciation and amortization | **(1,952)** | (2,231) | **(4,234)** | (5,021) |
| Stock-based compensation | **(2,000)** | (2,594) | **(5,107)** | (4,447) |
| Non-GAAP selling, general and administrative expenses | **47,184** | 47,254 | **96,420** | 92,027 |
| | | | | |
| Non-GAAP sales and marketing expenses | **21,517** | 19,721 | **43,560** | 37,679 |
| Non-GAAP general and administrative expenses | **25,667** | 27,533 | **52,860** | 54,348 |
| Non-GAAP selling, general and administrative expenses | **$ 47,184** | $ 47,254 | **$ 96,420** | $ 92,027 |
| | | | | |
| Non-GAAP sales and marketing expenses as a percentage of total revenue | **18.6 %** | 17.7 % | **19.2 %** | 17.5 % |
| Non-GAAP general and administrative expenses as a percentage of total revenue | **22.2 %** | 24.7 % | **23.3 %** | 25.2 % |
| | | | | |
| **Research and development expenses** | | | | |
| Research and development incurred | $ 9,838 | $ 8,934 | $ 19,121 | $ 17,493 |
| Research and development capitalized | (5,072) | (4,740) | (9,995) | (8,442) |
| Research and development expenses | **$ 4,766** | $ 4,194 | **$ 9,126** | $ 9,051 |
| | | | | |
| Research and development incurred as a percentage of total revenues | **8.5 %** | 8.0 % | **8.4 %** | 8.1 % |
| Research and development expenses as a percentage of total revenues | **4.1 %** | 3.8 % | **4.0 %** | 4.2 % |

**POWERFLEET, INC. AND SUBSIDIARIES**
**RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW**
**(In thousands)**

| | Six Months Ended September 30, | |
|---|---|---|
| | 2026 | 2025 |
| Net cash provided by operating activities | $ 4,839 | $ 10,243 |
| Plus: Proceeds from sale of fixed assets | — | 18 |
| Less: Capitalized software development costs | (9,588) | (11,491) |
| Less: Capital expenditures | (12,615) | (12,452) |
| Free cash flow | $ (17,364) | $ (13,682) |

**POWERFLEET, INC. AND SUBSIDIARIES**
**RECONCILIATION OF TOTAL DEBT TO ADJUSTED NET DEBT**
**(In thousands, except for ratios)**

| | September 30, 2026 | March 31, 2026 |
|---|---|---|
| Total debt | $ 291,454 | $ 280,024 |
| Less: Cash, cash equivalents, and restricted cash | (29,825) | (40,818) |
| Net debt | 261,629 | 239,206 |
| Unsettled transaction costs | — | — |
| Adjusted net debt | $ 261,629 | $ 239,206 |
| | | |
| 12-month trailing adjusted EBITDA | $ 98,560 | $ 97,032 |
| Adjusted net debt to adjusted EBITDA ratio | 2.65 | 2.47 |